Exhibit 10.30


                           Rosenthal & Rosenthal Inc.
                                     Factors
                        1370 Broadway, New York, NY 10018
                               Tel: (212) 356-1400
                               Fax: (212) 356-0900


                       AMENDMENT #1 TO FINANCING AGREEMENT


                                                                April 30, 2001

Bluefly, Inc.
42 West 39th Street
New York, NY  10018


Gentlemen,

         Reference is made to the Financing Agreement entered into between us dated March 30, 2001 (the "Financing Agreement"). This will confirm that effective as of March 30, 2001, the Financing Agreement is amended as follows:

1. The following shall be added as a definition in the definition section in its proper alphabetical order: "Standby L/C Termination Notification" shall have the meaning specified in Section 9.2 hereof."

2. The following shall be added as a new paragraph in Section 7.3 following the first paragraph thereof: "Notwithstanding the foregoing, or any other provision of this Agreement, Lender may make draws pursuant to the Standby Letter of Credit of all unpaid Obligations and Borrower Payables commencing 165 days after the receipt by Lender of a Standby L/C Termination Notification."

3. The period at the end of Section 9.2 is deleted and the following is substituted in its place and stead: "(e) Lender shall not have received a notification from The Chase Manhattan Bank that it has elected not to consider the Standby Letter of Credit renewed for the one year period following the then current expiration date thereof (the "Standby L/C Termination Notification"); and (f) Lender shall not have received a Quantum Notification (as defined in the letter agreement between Subordinating Creditor and Lender dated April 30,
2001)."

4. The period at the end of the second sentence in Section 8.1 is deleted and the following is substituted in its place and stead: "provided however, notwithstanding the foregoing, this Agreement shall not, under any circumstances, be extended beyond March 30, 2005."

         Except as heretoabove specifically set forth, the Financing Agreement shall continue unmodified.

                                                    Very truly yours,

                                                    ROSENTHAL & ROSENTHAL, INC.


                                                    /s/ J. Michael Stanley
                                                    ----------------------

                                                    J. Michael Stanley
                                                    Executive Vice President


Agreed:

BLUEFLY, INC.

By:  /s/ Jonathan Morris
------------------------
Name:  Jonathan Morris
Title: Executive Vice President